UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2014

Proteon Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36694	20-4580525
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 West Street Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 890-0102

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 27, 2014, Proteon Therapeutics, Inc. (the “Company”) filed a Sixth Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the initial public offering of shares of the Company’s common stock (the “IPO”).  The Company’s board of directors and stockholders previously approved the Restated Certificate to be filed in connection with, and to be effective upon, the closing of the IPO.

The Restated Certificate amends and restates in its entirety the Company’s Fifth Amended and Restated Certificate of Incorporation as amended to, among other things: (i) authorize 100,000,000 shares of common stock; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors; (iv) establish a classified board of directors, divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Company’s stockholders; (v) provide that, subject to the special rights of any holders of preferred shares, the directors may be removed from office only for cause and only by the affirmative vote of the holders of at least 75% of the outstanding shares of capital stock of the Company entitled to vote in the election of directors, voting together as a class; (vi) provide that any vacancy on the Company’s board of directors, including a vacancy resulting from an increase in the size of the board of directors, may be filled only by a vote of a majority of the directors then in office; and (vii) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting.

The foregoing description of the Restated Certificate is qualified in its entirety by reference to the full text of the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On October 27, 2014, in connection with the closing of the IPO, the amended and restated by-laws of the Company (the “Amended and Restated By-laws”), which were previously approved by the board of directors and stockholders, became effective immediately upon the closing of the IPO.  The Amended and Restated By-laws restated the Company’s By-laws in their entirety to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting, (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; and (iv) conform to the provisions of the Restated Certificate.

The foregoing description of the Amended and Restated By-laws is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Sixth Amended and Restated Certificate of Incorporation of Proteon Therapeutics, Inc.
3.2	Amended and Restated By-laws of Proteon Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proteon Therapeutics, Inc.
(Registrant)

Date: October 27, 2014

/s/ Timothy P. Noyes
(Signature)
	Name:	Timothy P. Noyes
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
3.1	Sixth Amended and Restated Certificate of Incorporation of Proteon Therapeutics, Inc.

3.2	Amended and Restated By-laws of Proteon Therapeutics, Inc.